UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 6, 2010
FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-00091 (Commission File Number)	43-0337683 (I.R.S. Employer Identification No.)

1 North Brentwood Blvd., St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)
(314) 863-1100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e)	Compensatory Arrangements of Certain Officers.
2010 Omnibus Incentive Plan
At the Annual Meeting of Stockholders of Furniture Brands International, Inc. (the “Company”) held on May 6, 2010 (the “2010 Annual Meeting”), the Company’s stockholders approved the Company’s 2010 Omnibus Incentive Plan (the “2010 Plan”), which the Board of Directors (the “Board”) adopted, subject to stockholder approval, on February 26, 2010.
The 2010 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals. The number of shares reserved for issuance under the 2010 Plan is equal to the sum of 2,000,000 shares of the Company’s Common Stock, no par value (“Common Stock”), plus the 1,076,886 shares of Common Stock remaining available for issuance under the Company’s 2008 Incentive Plan (“2008 Plan”) and up to 714,712 shares of Common Stock under the 2008 Plan that subsequently become available as a result of outstanding stock options and restricted stock awards that are forfeited, expired or cancelled. A full description of the material terms of the 2010 Plan are in the Company’s definitive Proxy Statement for the 2010 Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on March 22, 2010 (the “Proxy Statement”), and the description of the 2010 Plan is incorporated herein by reference.
The foregoing description of the 2010 Plan is qualified in its entirety by reference to the complete text of the 2010 Plan, which is filed as Exhibit 4.1 to the Company’s Form S-8 filed with the SEC on May 6, 2010, and incorporated herein by reference.
Forms of Award Agreements
The awards made pursuant to the 2010 Plan will be made by the Board or the Human Resources Committee (the “Committee”) through the use of various forms of award agreements, which set forth terms applicable to specific awards. On May 6, 2010, the Committee approved the forms of restricted stock award agreement, restricted stock unit agreement, nonqualified stock option agreement, and incentive stock option agreement. Copies of these agreements are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, and incorporated herein by reference.
Long-Term Incentive Awards
Upon stockholder approval of the 2010 Plan on May 6, 2010, the Committee granted awards to certain executive officers under the Company’s 2010-2012 Performance Share Plan (the “Performance Plan”), which Performance Plan was adopted subject to stockholder approval of the 2010 Plan. The performance shares and cash awards granted under the Performance Plan will be paid out upon the Company achieving certain return on invested capital goals over the three year period from January 1, 2010 through December 31, 2012. The Performance Plan has a formula that establishes a payout range if and to the extent that the return on invested capital goals are met or exceeded. Payouts range from 50% of target value if threshold return on invested capital goals are achieved up to 200% of target value if the Company’s performance meets or exceeds the maximum return on invested capital goals. No awards will be paid if the Company’s performance does not meet the minimum threshold.
The grants to the Company’s Named Executive Officers under the Performance Plan are as follows:

	No. of Performance Shares			Dollar Value of Cash
	Threshold	Target	Maximum	Threshold	Target	Maximum
Ralph P. Scozzafava	68,822	137,643	275,286	$421,875	$843,750	$1,687,500
Steven G. Rolls	18,903	37,806	75,612	115,875	231,750	463,500
Jon D. Botsford	10,706	21,411	42,822	65,625	131,250	262,500
Raymond J. Johnson	7,616	15,232	30,464	46,688	93,375	186,750
Edward D. Teplitz	11,929	23,858	47,716	73,125	146,250	292,500
The form of performance share agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference. The above description is qualified in its entirety by reference to such form.
On May 6, 2010, the Committee also granted to certain executives stock options that vest in three equal annual installments commencing on May 6, 2011. The Company’s Named Executive Officers, Ralph P. Scozzafava, Steven G. Rolls, Jon D. Botsford, Raymond J. Johnson and Edward D. Teplitz, received grants of 135,563; 37,235; 21,088; 15,002 and 23,498, respectively. The form of nonqualified stock option agreement is included as Exhibit 10.4 and is incorporated herein by reference. The description of the stock options is qualified in its entirety by reference to such form.
2010 Employee Stock Purchase Plan
At the 2010 Annual Meeting, the Company’s stockholders approved the Company’s 2010 Employee Stock Purchase Plan (the “ESPP”), which the Board adopted, subject to stockholder approval, on February 26, 2010.
The ESPP permits eligible employees to elect to have a portion of their pay deducted by the Company or to make periodic cash payments, if authorized by the Committee, to purchase shares of the Company’s Common Stock. 1,500,000 shares of Common Stock are available for purchase by eligible employees of the Company or any of its subsidiaries under the ESPP. A full description of the material terms of the ESPP are in the Company’s Proxy Statement, and the description of the ESPP is incorporated herein by reference.
The foregoing description of the ESPP is qualified in its entirety by reference to the complete text of the ESPP, which is filed as Exhibit 4.2 to the Company’s Form S-8 filed with the SEC on May 6, 2010 and incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
At the 2010 Annual Meeting, Proposals 1, 2, 3, 4 and 5 were approved by stockholders. The proposals below are described in detail in the Company’s Proxy Statement. The results are as follows:
Proposal 1- Election of eight directors to the Board of Directors.

	For	Against	Abstained	Broker Non-Vote
Wilbert G. Holliman	34,990,455	196,612	32,113	2,501,767
John R. Jordan, Jr.	34,702,570	464,590	52,020	2,501,767

3

	For	Against	Abstained	Broker Non-Vote
Ira D. Kaplan	34,972,701	217,818	28,661	2,501,767
Maureen A. McGuire	34,864,288	326,331	28,561	2,501,767
Aubrey B. Patterson	34,594,308	389,515	235,357	2,501,767
Alan G. Schwartz	34,835,841	354,719	28,620	2,501,767
Ralph P. Scozzafava	34,613,769	191,368	414,043	2,501,767
James M. Zimmerman	34,935,075	232,404	51,701	2,501,767
Proposal 2- Approval of the Company’s 2010 Omnibus Incentive Plan.

For	Against	Abstained	Broker Non-Vote
33,157,921	1,929,757	131,500	2,501,769
Proposal 3- Approval of the Company’s 2010 Employee Stock Purchase Plan.

For	Against	Abstained	Broker Non-Vote
34,973,223	232,023	13,933	2,501,768
Proposal 4- Ratification of the approval of the Company’s Amended and Restated Stockholders Rights Agreement

For	Against	Abstained	Broker Non-Vote
18,421,626	16,685,237	112,316	2,501,768
Proposal 5- Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010

For	Against	Abstained	Broker Non-Vote
37,279,018	401,826	40,103	—

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Furniture Brands International, Inc. 2010 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-8 filed on May 6, 2010).
10.2	Form of Restricted Stock Award Agreement under 2010 Omnibus Incentive Plan.
10.3	Form of Restricted Stock Unit Agreement under 2010 Omnibus Incentive Plan.
10.4	Form of Nonqualified Stock Option Agreement under 2010 Omnibus Incentive Plan.
10.5	Form of Incentive Stock Option Agreement under 2010 Omnibus Incentive Plan.
10.6	Form of Performance Share Agreement under 2010 Omnibus Incentive Plan.
10.7	Furniture Brands International, Inc. 2010 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 4.2 to the Company’s Form S-8 filed on May 6, 2010).

4

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 11, 2010

Furniture Brands International, Inc. (Registrant)
By:	/s/ Jon D. Botsford
	Name:	Jon D. Botsford
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Furniture Brands International, Inc. 2010 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-8 filed on May 6, 2010).
10.2	Form of Restricted Stock Award Agreement under 2010 Omnibus Incentive Plan.
10.3	Form of Restricted Stock Unit Agreement under 2010 Omnibus Incentive Plan.
10.4	Form of Nonqualified Stock Option Agreement under 2010 Omnibus Incentive Plan.
10.5	Form of Incentive Stock Option Agreement under 2010 Omnibus Incentive Plan.
10.6	Form of Performance Share Agreement under 2010 Omnibus Incentive Plan.
10.7	Furniture Brands International, Inc. 2010 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 4.2 to the Company’s Form S-8 filed on May 6, 2010).